Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net Income	$ 17,309	$ 9,952	$ 20,632
Other Comprehensive Income:
Change in fair value of available-for-sale securities (net of income tax benefit of $0.9 million for Medley Management Inc. and $0.3 million for non-controlling interests in Medley LLC for the year ended December 31, 2017, respectively)	(10,305)	194	0
Total Comprehensive Income	7,004	10,146	20,632
Comprehensive (Loss) Income Attributable to Medley Management Inc.	(407)	1,030	3,111
Consolidated Subsidiaries [Member]
Other Comprehensive Income:
Comprehensive income (loss) attributable to non-controlling interests	6,690	2,577	(885)
Medley LLC [Member]
Other Comprehensive Income:
Comprehensive income (loss) attributable to non-controlling interests	$ 721	$ 6,539	$ 18,406